                                 VALIC COMPANY I
                Supplement to Statement of Additional Information
                              dated October 1, 2006

The definition of "HYBRID INSTRUMENTS" is amended to delete all references to exchange traded funds, or ETFs. ETFs are described the under the definition of "OTHER INVESTMENT COMPANIES." In addition, the definition of "Hybrid Instruments" is amended to include market access products, as follows:

     Hybrid instruments include "market access products," which are often referred to as equity-linked notes. A market access product is a derivative security with synthetic exposure to an underlying local foreign stock. They include, for example, warrants, zero strike options, and total return swaps. Market access products are subject to the same risks as direct investments in securities of foreign issuers. If the underlying stock decreases in value, the market access product will decrease commensurately. In addition, market access products are subject to counterparty risk due to the fact that the security is issued by a broker. If the broker suffers a significant credit event and cannot perform under the terms of the agreement, an access product may lose value regardless of the strength of the underlying stock. The Science & Technology Fund may invest in market access products.


DATE: JULY 30, 2007